Exhibit 99.2
News Release
Celanese Corporation
222 West Las Colinas Blvd.
Suite 900N
Irving, Texas 75039
Celanese Announces Pricing of Cash Tender Offers for 4.777% Senior Notes due 2026 and 6.415% Senior Notes due 2027
DALLAS (March 19, 2025)--(PR NEWSWIRE)-- Celanese Corporation (NYSE: CE) (“Celanese”), a global chemical and specialty materials company, today announced the pricing of offers by its direct wholly-owned subsidiary Celanese US Holdings LLC (the “Company”) to purchase for cash any validly tendered (and not validly withdrawn) and accepted notes in an aggregate principal amount equal to (i) €552,082,000 of 4.777% Senior Notes due 2026 (the “EUR Notes”) and (ii) $500,000,000 of 6.415% Senior Notes due 2027 (the “USD Notes,” and together with the EUR Notes, the “Notes”) as described in the table below (the “Tender Offers”).
As previously announced, the Company will accept (i) €552,082,000 aggregate principal amount of EUR Notes, which is an amount sufficient to accept all EUR Notes validly tendered and not validly withdrawn prior to the Early Tender Time, and (ii) $500,000,000 aggregate principal amount of USD Notes validly tendered and not validly withdrawn as of the Early Tender Time (such amounts, the “Series Cap”).

The Tender Offers have been made upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 5, 2025, as amended and supplemented by the press release dated March 18, 2025 (as so amended and supplemented and as it may be further amended or supplemented from time to time, the “Offer to Purchase”). Capitalized terms not defined in this announcement have the meanings given to them in the Offer to Purchase.

The following table indicates, among other things, the principal amount of Notes validly tendered (and not validly withdrawn) that will be accepted for purchase:

Title of Security(a)	ISIN / CUSIP	Series Cap(c)	Principal Amount Tendered as of Early Tender Time	Principal Amount Accepted	Pro-Ration Factor(f)	Interpolated Mid-Swap Rate / Reference Security	Bloomberg Reference Page	Early Tender Payment (per €1,000 or $1,000, as applicable)(d)	Reference Yield	Fixed Spread (basis points)	Tender Yield	Total Consideration (e)

4.777% Senior Notes due 2026	XS2497520705	€552,082,000	€552,082,000	€552,082,000	N/A	Interpolated Mid-Swap Rate	IRSB EU	€50	2.325%	60	2.925%	€1,026.68
6.415% Senior Notes due 2027(b)	US15089QAM69 / 15089QAM6	$500,000,000	$1,354,646,000	$500,000,000	36.40%	4.125% UST due 02/28/2027	FIT 1	$50	4.084%	105	5.134%	$1,031.10
(a)The Notes are guaranteed on a senior basis by Celanese and by each of the Company's current and future domestic subsidiaries that guarantee the Company's obligations under its senior credit facilities. As of the next interest payment date, the interest rate payable on the EUR Notes will be 5.277% and the interest rate payable on the USD Notes will be 6.665%.
(b)As of the date of the Offer to Purchase, the interest rate payable on the USD Notes has increased by 0.250% from the original stated coupon of 6.165%.
(c)The Tender Offers are subject to a Series Cap equal to €552,082,000 aggregate principal amount of the EUR Notes and $500,000,000 aggregate principal amount of the USD Notes, subject to the terms and conditions described in the Offer to Purchase. The Series Cap represents the maximum aggregate principal amount of each series of Notes that will be purchased.
(d)Payable in cash per each €1,000 or $1,000 principal amount, as applicable, of the specified series of Notes validly tendered and not validly withdrawn at or prior to the Early Tender Time and accepted for purchase.
(e)Per $1,000 or €1,000 in principal amount, as applicable, of Notes validly tendered and accepted for purchase prior to the Early Tender Time. The Reference Yield and the Total Consideration for each series of Notes were determined at 10:00 a.m., New York City time (2:00 p.m., London time), on Wednesday, March 19, 2025 (the “Price Determination Time”), as described in the Offer to Purchase. The Total Consideration includes the Early Tender Payment of (i) $50 per $1,000 in principal amount of USD Notes or (ii) €50 per €1,000 in principal amount of EUR Notes, as applicable.
(f)The USD Notes will be purchased on a pro rata basis up to the Series Cap in the manner described in the Offer to Purchase by reference to the “Proration Factor” specified in the table above. The Proration Factor is rounded to the nearest hundredth of a percentage point.
Only holders of the Notes who validly tendered and did not validly withdraw their Notes at or prior to the Early Tender Time and whose Notes were accepted for purchase are eligible to receive the Total Consideration. Holders of Notes purchased will also receive accrued and unpaid interest on the Notes validly tendered and accepted for purchase from the applicable last interest payment date up to, but not including, the Early Settlement Date. Withdrawal rights for the Notes expired at 5:00 p.m., New York City time, on March 18, 2025. Any Notes not accepted for purchase will be unblocked in the relevant direct participant's clearing system account following the Early Settlement Date.

The Company expects to pay for the Notes that were validly tendered and accepted for purchase on March 21, 2025 (the “Early Settlement Date”).

As previously announced, according to information provided by D.F. King, the Information and Tender Agent for the Tender Offers, €552,082,000 aggregate principal amount of the EUR Notes and $1,354,646,000 aggregate principal amount of the USD Notes were validly tendered prior to or at the Early Tender Time and not validly withdrawn. Since the Tender Offers were fully subscribed as of the Early Tender Time, the Company does not expect to accept for purchase any Notes validly tendered after 5:00 p.m., New York City time, on March 18, 2025 (the “Early Tender Time”).

The Company has retained J.P. Morgan Securities plc as Lead Dealer Manager for the EUR Notes and J.P. Morgan Securities LLC as Lead Dealer Manager for the USD Notes, and BofA Securities and HSBC Securities (USA) Inc. as Co-Dealer Managers for the Tender Offers (collectively, the “Dealer Managers”). The Company has retained D.F. King as the Information and Tender Agent for the Tender Offers.
For additional information regarding terms and conditions of the Tender Offers please contact: J.P. Morgan Securities plc at +44 20 7134 2468 (collect) or J.P. Morgan Securities LLC at +1 (866) 834-4666 (toll-free) or +1 (212) 834-3554 (collect). Requests for documents and questions regarding tendering of securities may be directed to D.F. King at +1 (212) 269-5550 (for banks and brokers only) or +1 (800)

207-3159 (for all others, toll-free) in New York, or +44 (0) 207 920 9700, in London, by email at CE@dfking.com or to J.P. Morgan Securities plc or J.P. Morgan Securities LLC at their respective telephone numbers. Copies of the Offer to Purchase and other documents relating to the Tender Offers may also be obtained at https://clients.dfkingltd.com/CE.
General
This announcement is neither an offer to purchase nor a solicitation of an offer to sell the Notes. The Tender Offers are made only by the Offer to Purchase, and the information in this announcement is qualified by reference to the Offer to Purchase, dated March 5, 2025. There is no separate letter of transmittal in connection with the Offer to Purchase. None of the Company, Celanese, the Celanese Board of Directors, the Dealer Managers, the Tender Agent and Information Agent or the trustees with respect to any Notes is making any recommendation as to whether holders should tender any Notes in response to the Tender Offers, and neither Company nor any such other person has authorized any person to make any such recommendation. Holders must make their own decision as to whether to tender any of their Notes, and, if so, the principal amount of Notes to tender.
Non-U.S. Distribution Restrictions
United Kingdom. The communication of this announcement, the Offer to Purchase and any other documents or materials relating to the Tender Offers is not being made by and such documents and/or materials have not been approved by an authorised person” for the purposes of section 21 of the Financial Services and Markets Act 2000 (the “FSMA”). Accordingly, such documents and/or materials are not being distributed to, and must not be passed on to, the general public in the United Kingdom. The communication of such documents and/or materials is exempt from the restriction on financial promotions under section 21(1) of the FSMA on the basis that it is only directed at and may only be communicated to: (1) persons who are outside of the United Kingdom; (2) investment professionals falling within the definition contained in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”); (3) those persons who are existing members or creditors of the Company or other persons falling within Article 43(2) of the Order; or (4) any other persons to whom such documents and/or materials may lawfully be communicated in accordance with the Order (all such persons together being referred to as “relevant persons”). This announcement, the Offer to Purchase and any other documents or materials relating to the Tender Offers are only available to relevant persons. Any person who is not a relevant person should not act or rely on this document or any of its contents.
Italy. None of the Tender Offers, this announcement, the Offer to Purchase or any other documents or materials relating to the Tender Offers have been or will be submitted to the clearance procedure of the Commissione Nazionale per le Società e la Borsa (“CONSOB”) pursuant to applicable Italian laws and regulations. The Tender Offers are being carried out in the Republic of Italy (“Italy”) as exempted offers pursuant to article 101-bis, paragraph 3-bis of the Legislative Decree No. 58 of 24 February 1998, as amended (the “Financial Services Act”) and article 35-bis, paragraph 4 of CONSOB Regulation No. 11971 of 14 May 1999, as amended. Holders or beneficial owners of the Notes that are resident or located in Italy can tender their Notes for purchase through authorized persons (such as investment firms, banks or financial intermediaries permitted to conduct such activities in Italy in accordance with the Financial Services Act, CONSOB Regulation No. 20307 of 15 February 2018, as amended, and Legislative Decree No. 385 of 1 September 1993, as amended) and in compliance with any other applicable laws and regulations and with any requirements imposed by CONSOB or any other Italian authority. Each intermediary must comply with applicable laws and regulations concerning information duties vis-à-vis its clients in connection with the Notes or the Offer to Purchase.

France. The Tender Offers are not being made, directly or indirectly, in the Republic of France (other than to qualified investors as described below). This announcement, the Offer to Purchase and any other document or material relating to the Tender Offers have only been, and shall only be, distributed in the Republic of France to qualified investors as defined in Article 2(e) of Regulation (EU) 2017/1129 (the “Prospectus Regulation”). None of this announcement, the Offer to Purchase nor any other documents or materials relating to the Tender Offers have been or will be submitted for clearance to the Autorité des marchés financiers.
Belgium. None of this announcement, the Offer to Purchase nor any other documents or materials relating to the Tender Offers have been, or will be, submitted or notified to, or approved or recognized by, the Belgian Financial Services and Markets Authority (“Autorité des services et marchés financiers”/“Autoriteit voor Financiële Diensten en Markten”). The Tender Offers are not being made in Belgium by way of a public offering within the meaning of Articles 3, §1, 1° and 6, §1 of the Belgian Law of 1 April 2007 on public takeover bids (“loi relative aux offres publiques d’acquisition”/ “wet op de openbare overnamebiedingen”), as amended or replaced from time to time. Accordingly, the Tender Offers may not be, and are not being, advertised and the Tender Offers will not be extended and this announcement, the Offer to Purchase and any other documents or materials relating to the Tender Offers (including any memorandum, information circular, brochure or any similar documents) may not, have not, and will not, be distributed or made available, directly or indirectly, to any person in Belgium other than to “qualified investors” (“investisseur qualifié”/“gekwalificeerde belegger”) within the meaning of Article 2(e) of the Prospectus Regulation acting on their own account. Insofar as Belgium is concerned, the Tender Offers are made only to qualified investors, as this term is defined above. Accordingly, the information contained in this announcement, the Offer to Purchase or in any other documents or materials relating to the Tender Offers may not be used for any other purpose or disclosed or distributed to any other person in Belgium.
Legal Notices
None of the Dealer Managers (nor any of their respective directors, officers, employees, agents or affiliates) has any role in relation to any part of the Tender Offers made to Holders that are not Relevant Holders, where “Relevant Holders” means:
(i)a Holder of EUR Notes that is:
(a)if resident or located in a member state of the European Union (the “EU”), an “eligible counterparty” or a “professional client”, each as defined in Directive No. 2014/65/EU on markets in financial instruments (as amended from time to time);
(b)if resident or located in the UK, an “eligible counterparty”, as defined in the FCA Handbook Conduct of Business Sourcebook, or a “professional client” as defined in point (8) of Article 2(1) of Regulation (EU) No. 600/2014 as it forms part of UK domestic law by virtue of the European Union (Withdrawal) Act 2018; or
(c)if resident or located in a jurisdiction outside of the EU and the UK, an institutional holder under applicable local law and not a retail holder; or
(ii)a Holder of the USD Notes.
This announcement is for informational purposes only and is not an offer to sell or purchase, a solicitation of an offer to purchase or a solicitation of consents with respect to any securities. There will there be no sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.
This announcement does not describe all the material terms of the Tender Offers and no decision should be made by any Holder on the basis of this announcement. The terms and conditions of the Tender Offers are described in the Offer to Purchase. This announcement must be read in conjunction with the Offer to Purchase. The Offer to Purchase contains important information which should be read carefully before any decision is made with respect to the Tender Offers. If any Holder is in any doubt as to the contents of this announcement, or the Offer to Purchase, or the action it should take, it is recommended that the Holder seek its own financial and legal advice, including in respect of any tax consequences, immediately from its stockbroker, bank manager, solicitor, accountant or other independent financial, tax or legal adviser. Any individual or company whose Notes are held on its behalf by a broker, dealer, bank, custodian, trust company or other nominee must contact such entity if it wishes to tender such Notes pursuant to the Tender Offers.
None of the Company, the Dealer Managers or their affiliates, their respective boards of directors, the Information and Tender Agent, the trustee with respect to the USD Notes or any of their respective affiliates makes any recommendation, or has expressed an opinion, as to whether or not Holders should tender their Notes, or refrain from doing so, pursuant to the Tender Offers. Each Holder should make its own decision as to whether to tender its Notes and if so, the principal amount of the Notes to tender.
The Company has not filed this announcement or the Offer to Purchase with, and they have not been reviewed by, any federal or state securities commission or regulatory authority of any country. No authority has passed upon the accuracy or adequacy of the Tender Offers, and it is unlawful and may be a criminal offense to make any representation to the contrary.
The Offer to Purchase does not constitute an offer to purchase Notes in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such offer under applicable securities or blue sky laws. The distribution of the Offer to Purchase in certain jurisdictions is restricted by law. Persons into whose possession the Offer to Purchase comes are required by each of the Company, the Dealer Managers, the Information and Tender Agent to inform themselves about, and to observe, any such restrictions.
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About Celanese
Celanese Corporation is a global leader in chemistry, producing specialty material solutions used across most major industries and consumer applications. Our businesses use our chemistry, technology and commercial expertise to create value for our customers, employees and shareholders. We support sustainability by responsibly managing the materials we create and growing our portfolio of sustainable products to meet customer and societal demand. We strive to make a positive impact in our communities and to foster inclusivity across our teams. Celanese Corporation employs more than 11,000 employees worldwide with 2024 net sales of $10.3 billion.
Forward-Looking Statements
This announcement may contain “forward-looking statements,” which include information concerning the expected timing of the Tender Offers, our ability to complete the Tender Offers, other terms of the Tender

Offers and the other conditions set forth in the Offer to Purchase, and other information that is not historical information. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that Company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the results expressed or implied by the forward-looking statements contained in this announcement. Numerous other factors, many of which are beyond Celanese’s control, could cause actual results to differ materially from those expressed as forward-looking statements. Other risk factors include those that are discussed in Celanese’s filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and neither the Company nor Celanese undertake any obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances.
Celanese Contacts:
Investor Relations
Bill Cunningham
Phone: +1 302 772 5231
william.cunningham@celanese.com
Media - U.S.
Jamaison Schuler
Phone: +1 972 443 4400
media@celanese.com
Media - Europe
Petra Czugler
Phone: +49 69 45009 1206
petra.czugler@celanese.com
Source: Celanese Corporation